Prime Series
SNAP® Fund Class Shares
Institutional Class Shares
IllinoisPrimeSM Class Shares
Independent Schools and
Colleges Class Shares

Government Series

Supplement to Prospectuses Dated September 29, 2008, as Supplemented through May 4, 2009

The following supplements information contained in the Prospectuses of Prime Series and Government Series (each a “Fund” and collectively, the “Funds”), each a series of PFM Funds, a Virginia business trust (the “Trust”).

Change of Control of the Investment Adviser and Approval of New Advisory Agreements

In May 2009, PFM Asset Management LLC, the investment adviser of the Trust (the “Adviser”), and its affiliates underwent a reorganization and became indirect wholly-owned subsidiaries of PFM I, LLC.  At that time, a group of private equity investors, under the management of ICV Capital Partners, LLC, a minority-owned private investment firm (collectively, the “ICV Investors”), made an equity and credit investment in PFM I, LLC (the “Transaction”) that resulted in the ICV Investors holding a 43% equity interest in PFM I, LLC entitling the ICV Investors to a 24.99% voting interest in PFM I, LLC.  Under the terms of the Transaction, the ICV Investors have a contractual right to increase their voting interest in PFM I, LLC to 43% and to designate a majority of the board of managers of PFM I, LLC.  It is expected that these rights will be exercised as soon as late 2009, which would constitute a change in control of the Adviser (the “Change in Control”).  The Change in Control will be treated under the Investment Company Act of 1940 (the “1940 Act”) as a constructive or “deemed” assignment of the existing advisory agreements between the Adviser and each Fund (the “Existing Advisory Agreements”), which, under the 1940 Act, would result in the automatic termination of the Existing Advisory Agreements.

In order to enable the Adviser to continue to provide investment advisory services to the Funds after the Change in Control, the Board of Trustees (the “Board”) of the Trust, at a meeting held on August 13, 2009, approved proposed new advisory agreements between each Fund and the Adviser (the “Proposed Advisory Agreements”), to take effect upon consummation of the Change in Control, subject to approval of the agreements by shareholders of the Funds (“Shareholders”).  The terms of the Proposed Advisory Agreements are materially unchanged from the terms of the Existing Advisory Agreements, and no changes are expected with respect to the personnel responsible for providing services to the Trust and the Funds.  Shareholders will be asked to act on the Proposed Advisory Agreements at a special meeting expected to be held on or about September 30, 2009.  Additional details regarding the special meeting will be contained in a proxy statement to be mailed to Shareholders in advance of the special meeting.

The date of this Supplement is August 19, 2009.

Please retain this Supplement for future reference.